Exhibit 99.1

Aon Announces Commencement of Cash Tender Offers and Related Consent Solicitations for Outstanding Debt Securities of NFP Corp.

(April 2, 2024) – Aon plc (NYSE: AON) (“Aon”), a leading global professional services firm, announced today that its wholly owned subsidiary, Randolph Acquisition Corp. (the “Offeror”), has commenced cash tender offers for any and all of the outstanding 6.875% Senior Notes due 2028 (the “Unsecured 2028 Notes”), 4.875% Senior Secured Notes due 2028 (the “Secured 2028 Notes”), 7.500% Senior Secured Notes due 2030 (the “2030 Notes”) and 8.500% Senior Secured Notes due 2031 (the “2031 Notes” and, together with the Secured 2028 Notes and the 2030 Notes, the “Secured Notes,” and the Secured Notes, together with the Unsecured 2028 Notes, the “Notes”), each issued by NFP Corp. (the “Issuer”), upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated the date hereof (as it may be amended or supplemented from time to time, the “Offer to Purchase”; each offer to purchase a series of Notes, an “Offer” and collectively, the “Offers”).

In connection with the Offers, and on the terms and subject to the conditions set forth in the Offer to Purchase, the Offeror is soliciting consents of holders of the Notes (collectively, the “Consent Solicitations”) (i) to eliminate or modify substantially all of the restrictive covenants relating to the Issuer and its restricted subsidiaries, certain reporting obligations, certain events of default and related provisions in the applicable indenture relating to such Notes and to reduce the notice period required in connection with an optional redemption of the Notes (the “Proposed Amendments”) and (ii) in the case of the Secured Notes, to release all of the collateral securing the obligations of the Issuer and the guarantors party thereto (the “Proposed Release Amendments”). In order to adopt the Proposed Amendments with respect to the Unsecured 2028 Notes and the Secured Notes, the Offeror must receive validly delivered consents from holders thereof representing at least a majority of the aggregate principal amount outstanding of the Unsecured 2028 Notes and the Secured Notes, respectively, with the holders of the Secured Notes voting as a single class. In order to adopt the Proposed Release Amendments with respect to the Secured Notes, the Offeror must receive validly delivered consents from holders thereof representing at least 66⅔% of the aggregate principal amount outstanding of the Secured Notes, with the holders thereof voting as a single class. Holders may not tender their Notes without delivering their consents to the Proposed Amendments and, in the case of the Secured Notes, to the Proposed Release Amendments, and may not deliver consents to the Proposed Amendments or the Proposed Release Amendments without tendering their related Notes. A valid withdrawal of tendered Notes at or before the Withdrawal Deadline (as defined below) will constitute the valid revocation of consents.

The early tender deadline for each Offer is 5:00 p.m., New York City time, on April 15, 2024 (such time and date with respect to each Offer, as it may be extended, the “Early Tender Date”), and each Offer will expire at 5:00 p.m., New York City time, on April 30, 2024 (such time and date with respect to each Offer, as it may be extended, the “Expiration Date”), in each case, unless earlier terminated by the Offeror. Notes tendered may be withdrawn at any time at or before 5:00 p.m., New York City time, on April 15, 2024 (such time and date with respect to each Offer, as it may be extended, the “Withdrawal Deadline”) but not thereafter, except in certain limited circumstances as described in the Offer to Purchase. The Offeror may extend an Early Tender Date without extending the related Withdrawal Deadline. If necessary, the Offeror intends to extend the Expiration Date for the Offers, without extending the related Withdrawal Deadline (unless required by law), to have the Expiration Date coincide with the closing of the Merger (as defined below), which is currently expected to close in mid-2024, although we cannot assure you that the Merger will close in a timely manner or at all.

The tables below summarize certain payment terms of the Offers and the Consent Solicitations:

Fixed Price Notes

Title of Security	CUSIPs/ISINs	Principal Amount Outstanding	Tender Consideration(1)	Early Tender Payment(1)	Total Consideration(1)(2)
6.875% Senior Notes due 2028	CUSIP Nos.: 65342R AD2, U65103 AF7, U6510P AA9, U65103 AK6 ISINs: US65342RAD26, USU65103AF70, USU6510PAA94, USU65103AK65	$2,075,000,000	$990.00	$30.00	$1,020.00
4.875% Senior Secured Notes due 2028	CUSIP Nos.: 65342R AE0, U65103 AH3, U65103 AJ9 ISINs: US65342RAE09, USU65103AH37, USU65103AJ92	$550,000,000	$975.00	$30.00	$1,005.00

(1)	Per $1,000 principal amount.
(2)	The Total Consideration payable for Fixed Price Notes (as defined below) validly tendered at or prior to the applicable Early Tender Date and accepted for purchase will be the applicable Total Consideration specified above, and is inclusive of the Early Tender Payment.

Fixed Spread Notes

Title of Security	CUSIPs/ISINs	Principal Amount Outstanding	U.S. Treasury Reference Security	Bloomberg Reference Page	Fixed Spread	Early Tender Payment(1)	Hypothetical Total Consideration(1)(2)
7.500% Senior Secured Notes due 2030	CUSIP Nos.: 65342R AF7, U65103 AL4 ISINs: US65342RAF73, USU65103AL49	$350,000,000	5.000% UST due September 30, 2025	FIT 4	50 bps	$30.00	$1,063.76
8.500% Senior Secured Notes due 2031	CUSIP Nos.: 65342R AG5, U65103 AM2 ISINs: US65342RAG56, USU65103AM22	$350,000,000	1.625% UST due September 30, 2026	FIT 5	50 bps	$30.00	$1,115.14

(1)	Per $1,000 principal amount.
(2)	The hypothetical Total Consideration payable for Fixed Spread Notes (as defined below) validly tendered at or prior to the applicable Early Tender Date and accepted for purchase is based on the hypothetical Reference Yield determined as of 2:00 p.m., New York City time, on April 1, 2024, and is inclusive of the Early Tender Payment; it excludes Accrued Interest (as defined below) and assumes an Early Settlement Date (as defined below) of April 16, 2024. The Reference Yield used to determine actual consideration is expected to be calculated on April 15, 2024 and the Early Settlement Date, if any, is to be determined. See Schedule A of the Offer to Purchase for the calculation formula for determining the Total Consideration for the Fixed Spread Notes.

The “Total Consideration” offered per $1,000 principal amount of Notes of any series identified in the table above titled “Fixed Price Notes” (the “Fixed Price Notes”) tendered and accepted for purchase pursuant to the applicable Offer will be the amount set forth under the heading “Total Consideration”.

The “Total Consideration” offered per $1,000 principal amount of Notes of any series identified in the table above titled “Fixed Spread Notes” (the “Fixed Spread Notes”) tendered and accepted for purchase pursuant to the applicable Offer will be determined in accordance with the formula set forth in the Offer to Purchase by reference to the fixed spread for such series (the “Fixed Spread”) specified on such table plus the yield (the “Reference Yield”) based on the bid-side price of the applicable U.S. Treasury Reference Security specified on such table (as applicable to each series of Notes, the “Reference Security”) as quoted on the Bloomberg Reference Page specified on such table (with respect to each Reference Security, the “Reference Page”) at 2:00 p.m., New York City time, on April 15, 2024, unless such date is extended or the Offer and related Consent Solicitation are earlier terminated. The sum of the Fixed Spread and the Reference Yield is referred to as the “Repurchase Yield.”

Holders validly tendering Notes at or before the applicable Early Tender Date will be eligible to receive the applicable Total Consideration with respect to the Notes tendered. Holders validly tendering Notes after the applicable Early Tender Date but at or before the applicable Expiration Date will be eligible to receive only the applicable “Tender Consideration” for such Notes, which is equal to the applicable Total Consideration less the amount in cash set forth in the table above under the heading “Early Tender Payment.” In addition, holders whose Notes are purchased in the Offers will receive accrued and unpaid interest in respect of their purchased Notes from the last interest payment date of such Notes up to, but not including, the applicable settlement date for such Offer (“Accrued Interest”).

Each Offer and the related Consent Solicitation will expire on the Expiration Date. Except as set forth below, payment for the Notes that are validly tendered at or prior to the Expiration Date and that are accepted for purchase will be made on the date referred to as the “Final Settlement Date.” It is anticipated that the Final Settlement Date for the Notes will be May 2, 2024, the second business day after the Expiration Date. The Offeror reserves the right, in its sole discretion, to make payment for Notes that are validly tendered at or prior to the Early Tender Date and that are accepted for purchase on the date referred to as the “Early Settlement Date.” The Early Settlement Date for the Notes, if applicable, will be a date following the Early Tender Date and prior to the Expiration Date on which the conditions to the consummation of the applicable Offer, including the Merger Condition (as defined below), are satisfied or waived.

The Offeror’s obligation to consummate the Offers is subject to the satisfaction or waiver of certain conditions, which are more fully described in the Offer to Purchase, including, among others, the consummation of the acquisition of NFP Intermediate Holdings A Corp. (“NFP Intermediate”) by the Offeror (the “Merger”) on the terms and conditions set forth in the Agreement and Plan of Merger dated December 19, 2023 (as amended, supplemented, waived or otherwise modified from time to time), by and among Aon, the Offeror, Randolph Merger Sub LLC, NFP Intermediate and NFP Parent Co, LLC (the “Merger Condition”). The consummation of the Merger is not conditioned upon, either directly or indirectly, the consummation of the Offers or the Consent Solicitations.

Morgan Stanley & Co. LLC is acting as dealer manager and solicitation agent (the “Dealer Manager and Solicitation Agent”) for the Offers and the Consent Solicitations. Questions regarding the terms of the Offers and the Consent Solicitations can be directed to the Dealer Manager and Solicitation Agent, Morgan Stanley & Co. LLC, at (800) 624-1808 (toll free) and (212) 761-1057 (collect).

The information and tender agent for the Offers and Consent Solicitations is D.F. King & Co., Inc. Holders with questions or who would like additional copies of the Offer to Purchase may call D.F. King & Co., Inc. toll-free at (800) 290-6432 or (212) 232-3233 (collect).

This news release is for informational purposes only and does not constitute an offer to buy or the solicitation of an offer to sell the Notes. The Offers and the Consent Solicitations are being made only pursuant to the Offer to Purchase that the Offeror will be distributing to holders promptly. Holders and investors should read carefully the Offer to Purchase because it contains important information, including the various terms of and conditions to the Offers and the Consent Solicitations. None of the Offeror, the Dealer Manager and Solicitation Agent, the information and tender agent or their respective affiliates is making any recommendation as to whether or not holders should tender all or any portion of their Notes in the Offers or deliver their consents in the Consent Solicitations.

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Cautionary Statement on Forward-Looking Statements
This communication contains certain statements related to future results, or states Aon’s intentions, beliefs and expectations or predictions for the future, all of which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from either historical or anticipated results depending on a variety of factors. These forward-looking statements include information about possible or assumed future results of Aon’s operations. All statements, other than statements of historical facts, that address activities, events or developments that Aon expects or anticipates may occur in the future, including, without limitation, statements about the benefits of the proposed Merger, including future financial and operating results and synergies, Aon’s, NFP Intermediate’s and the combined firm’s plans, objectives, expectations and intentions, and the expected timing of the completion of the proposed Merger, are forward-looking statements. Also, when Aon uses words such as “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “intend”, “looking forward”, “may”, “might”, “plan”, “potential”, “opportunity”, “commit”, “probably”, “project”, “should”, “will”, “would” or similar expressions, it is making forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those set forth in or anticipated by the forward looking statements: the possibility that the proposed Merger will not be consummated, failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed Merger, adverse effects on the market price of Aon’s securities and on Aon’s operating results for any reason, including, without limitation, because of the failure to consummate the proposed Merger, the failure to realize the expected benefits of the proposed Merger (including anticipated revenue and growth synergies), the failure to effectively integrate the combined companies following consummation of the proposed Merger, changes in global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax laws, regulations, rates and policies, future business acquisitions or disposals, or any announcement relating to the consummation of or failure to consummate the proposed Merger on the market price of Aon’s securities, significant transaction and integration costs or difficulties in connection with the proposed Merger and/or unknown or inestimable liabilities, potential litigation associated with the proposed Merger, the potential impact of the consummation of the proposed Merger on relationships, including with suppliers, customers, employees and regulators, and general economic, business and political conditions (including any epidemic, pandemic or disease outbreak) that affect the combined companies following the consummation of the proposed Merger.

Any or all of Aon’s forward-looking statements may turn out to be inaccurate, and there are no guarantees about Aon’s performance. The factors identified above are not exhaustive. Aon and its subsidiaries operate in a dynamic business environment in which new risks may emerge frequently. Accordingly, you should not place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. In addition, results for prior periods are not necessarily indicative of results that may be expected for any future period. Further information concerning Aon and its businesses, including factors that potentially could materially affect Aon’s financial results, is contained in Aon’s filings with the SEC. See Aon’s Annual Report on Form 10-K for the year ended December 31, 2023 and additional documents filed by Aon with the SEC for a further discussion of these and other risks and uncertainties applicable to Aon and its businesses. These factors may be revised or supplemented in subsequent reports filed with the SEC. Any forward-looking statements in this communication are based upon information available as of the date of this communication which, while believed to be true when made, may ultimately prove to be incorrect. Aon is not under, and expressly disclaims, any obligation to update or alter any forward-looking statement that it may make from time to time, whether as a result of new information, future events or otherwise.